Exhibit 10.2

NOTE

$75,000,000.00	October 28, 2013

FOR VALUE RECEIVED, STRATEGIC STORAGE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, SSTI 4105 GEORGE BUSBEE PKWY, LLC, a Delaware limited liability company, SSTI 52 ANDREW BAILEY RD, LLC, a Delaware limited liability company, SSTI 2801 NORTH BERKELEY LAKE RD, LLC, a Delaware limited liability company, SSTI 3357 BRECKINRIDGE BLVD, LLC, a Delaware limited liability company, SSTI 1790 PEACHTREE INDUSTRIAL BLVD, LLC, a Delaware limited liability company, SSTI 1897 WEST OAK PKWY, LLC, a Delaware limited liability company, SSTI 3720 TRAMORE POINTE PKWY, LLC, a Delaware limited liability company, SSTI 6780 ROSWELL RD, LLC, a Delaware limited liability company, SSTI 2340 COBB PKWY SE, LLC, a Delaware limited liability company, SSTI 790 MONUMENT RD, LLC, a Delaware limited liability company, SSTI 3564 LAWRENCEVILLE HWY, LLC, a Delaware limited liability company, SSTI 5550 TIMUQUANA RD, LLC, a Delaware limited liability company, SSTI 1864 ROUTE 9, LLC, a Delaware limited liability company, SSTI 2727 MISSOURI AVE, LLC, a Delaware limited liability company, SSTI 4761 GULF BREEZE PKWY, LLC, a Delaware limited liability company, SSTI 6047 WOODROW BEAN DR, LLC, a Delaware limited liability company, SSTI 8850 RIVERS AVE, LLC, a Delaware limited liability company, SSTI 4245 CARMICHAEL RD, LLC, a Delaware limited liability company, SSTI 19668-B HWY 11 E, LLC, a Delaware limited liability company, SSTI 735 EBENEZER RD, LLC, a Delaware limited liability company, and SSTI 1540 LOVELL RD, LLC, a Delaware limited liability company (collectively, the “Maker”) jointly and severally promise to pay without offset or counterclaim to the order of KEYBANK, NATIONAL ASSOCIATION, (“Payee”), the principal amount equal to the lesser of (x) SEVENTY-FIVE MILLION AND 00/100 DOLLARS ($75,000,000.00) or (y) the outstanding amount advanced by Payee as a Loan (or Loans) under the Credit Agreement (as hereinafter defined), payable in accordance with the terms of the Credit Agreement.

Maker also promises to pay interest on the unpaid principal amount of this Note (this “Note”) at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated of even date herewith, among Maker, the Lenders named therein, and KeyBank, National Association, as Administrative Agent for itself and the Lenders (as hereafter amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

Amounts paid and prepaid may be reborrowed as provided in the Credit Agreement. No Lender shall have any obligation to make a Loan to the extent such Loan would cause the sum of the total Revolving Credit Exposures to exceed the Maximum Loan Available Amount.

This Note is subject to (a) mandatory prepayment and (b) prepayment at the option of the Maker, as provided in the Credit Agreement.

This Note is issued pursuant to the Credit Agreement and is entitled to the benefits of the Credit Agreement, reference to which is hereby made for a more complete statement of the terms and conditions under which the Loan evidenced hereby is made and is to be repaid.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. MAKER AGREES THAT JURISDICTION AND VENUE FOR ANY ACTION REGARDING THIS NOTE SHALL BE AS SET FORTH IN THE CREDIT AGREEMENT.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

Maker promises to pay all fees, costs and expenses incurred in the collection and enforcement of this Note in accordance with the terms of the Credit Agreement. Maker and any endorser of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind (except such notices as may be expressly required under the Credit Agreement or the other Loan Documents) and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year first written above.

STRATEGIC STORAGE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	Strategic Storage Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 52 ANDREW BAILEY RD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 3357 BRECKINRIDGE BLVD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 1897 WEST OAK PKWY, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 6780 ROSWELL RD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 790 MONUMENT RD, LLC a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 5550 TIMUQUANA RD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 4150 GEORGE BUSBEE PKWY, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 2801 NORTH BERKELEY LAKE RD., LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 1790 PEACHTREE INDUSTRIAL BLVD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 3720 TRAMORE POINTE PKWY, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 2340 COBB PKWY SE, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 3564 LAWRENCEVILLE HWY, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 1864 ROUTE 9, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 4761 GULF BREEZE PKWY, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 2727 MISSOURI AVE, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 6047 WOODROW BEAN DR, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 8850 RIVERS AVE, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 4245 CARMICHAEL RD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 19668-B HWY 11 E, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 735 EBENEZER RD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer

SSTI 1540 LOVELL RD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	Chief Financial Officer